GROWTH & INCOME FUND



      The  Securities  and Exchange  Commission  has not approved or disapproved
these  securities  or  passed  upon  the  adequacy  of  this   prospectus.   Any
representation to the contrary is a criminal offense.

                The date of this prospectus is February 19, 1999

                                    CONTENTS

OVERVIEW OF THE GROWTH & INCOME FUND

o     What is the Growth & Income Fund?
      oo  Objectives
      oo  Primary Investment Strategies
      oo  Primary Risks
o     Who should consider buying the Growth & Income Fund?
o     How has the Growth & Income Fund performed?
o     What are the fees and expenses of the Growth & Income Fund?

THE GROWTH & INCOME FUND IN DETAIL

o What are the Growth & Income Fund's objectives, principal investment strategies and principal risks?

o     Who manages the Growth & Income Fund?

BUYING AND SELLING SHARES

o     How and when does the Fund price its shares?
o     How do I buy shares?
o     Which class of shares is best for me?
o     How do I sell shares?
o   Can I exchange my shares for the shares of other First Investors Funds?

ACCOUNT POLICIES

o     What about dividends and capital gain distributions?
o     What about taxes?
o How do I obtain a complete explanation of all account privileges and policies?

FINANCIAL HIGHLIGHTS

                      OVERVIEW OF THE GROWTH & INCOME FUND

                        What is the Growth & Income Fund?

Objectives:    The Fund seeks long-term growth of capital and current income.

Primary
Investment
Strategies:    The Fund primarily invests in  dividend-paying  common stocks and securities that are convertible into common stocks of established domestic and foreign companies. The strategy of focusing on securities which offer income as well as the potential for capital appreciation is intended to reduce the Fund's volatility relative to the general stock market while affording potential for long-term total return. The Fund also may invest in corporate bonds to increase the income component of its total return.

Primary
Risks: While dividend-paying common stocks and convertible securities are expected to hold up better in a declining market than stocks which do not pay dividends, like all stocks they fluctuate in price in response to movements in the overall securities markets, general economic conditions, changes in interest rates, company-specific developments and other factors. Moreover, under certain conditions, the dividends paid on stocks held by the Fund may not be sufficient to provide a significant cushion against price declines. Fluctuations in the prices of the stocks held by the Fund at times can be substantial. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

               AN  INVESTMENT  IN THE  FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
               INSURED  OR   GUARANTEED   BY  THE  FEDERAL   DEPOSIT   INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                    Who should consider buying the Growth & Income Fund?

               The Growth & Income Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

               . Are primarily seeking growth of capital, . Are willing to accept a moderate degree of market volatility,
                  and
               . Have a long-term investment horizon and are able to ride out market cycles.

               Since the Fund's income level will likely be small and will fluctuate, there can be no assurance that the Fund will be able to pay regular dividends. The Fund is therefore not designed for investors who need an assured level of current income.

               You should keep in mind that the Growth & Income Fund is not a complete investment program. For most investors, a complete program should include not only stock funds but also bond and money market funds. While stocks have historically outperformed other categories of investments over long periods of time, they generally carry higher risks. There have also been extended periods during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio and benefit when bonds and money market instruments outperform stocks. Of course, even a diversified investment program can result in a loss.

                   How has the Growth & Income Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares from year to year over the life of the Fund. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that it does not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

[Bar Chart of Changes in Performance of Class A Shares From 1993 to 1998, With Following Plot Points:

          1994                      -0.76%
          1995                      30.61%
          1996                      19.96%
          1997                      27.96%
          1998                      23.41%

During the periods shown, the highest quarterly return was 19.42% (for the quarter ended December 31, 1998), and the lowest quarterly return was -10.80% (for the quarter ended September 30, 1998). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the Fund's average annual total returns for Class A shares and Class B shares compare to those of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). This table assumes that the maximum sales charge or CDSC was paid. The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. The S&P 500 Index does not take into account fees and expenses that an investor would incur in holding the securities in the index. If it did so, the returns would be lower than those shown.


                                                Inception         Inception
                                                Class A Shares    Class B Shares
                        1 Year*     5 Years*    (10/4/93)         (1/12/95)

Class A Shares          15.65%      18.00%      17.43%            N/A
Class B Shares          18.58       N/A         N/A               24.24%
S&P 400 Index           28.34       24.55       22.98             30.41
*The annual returns are based upon calendar years.

           What are the fees and expenses of the Growth & Income Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                  Class A         Class B
                                                  Shares          Shares
                                                  ------          ------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)..........  6.25%           None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price)...................  None*             4%**

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


                              DISTRIBUTION              TOTAL
                               AND SERVICE            ANNUAL FUND
                    MANAGEMENT  (12B-1)     OTHER     OPERATING
                      FEES      FEES(1)   EXPENSES    EXPENSES(2)
                      -------   -------   ----------- ------------

Class A Shares.....  0.75%       0.30%     0.34%        1.39%
Class B Shares....   0.75        1.00      0.34         2.09

*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years.
(1) Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(2) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses.


EXAMPLE

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                   ONE YEAR  THREE YEARS FIVE YEARS   TEN YEARS
                                   --------  ----------- -----------  ---------

If you redeem your shares:
Class A shares                      $758       $1,038      $1,338      $2,189
Class B shares                       612          955       1,324        2,242*

If you do not redeem your shares:
Class A shares                      $758       $1,038      $1,338      $2,189
Class B shares                       212          655       1,124       2,242*
*Assumes conversion to Class A shares eight years after purchase.

                       THE GROWTH & INCOME FUND IN DETAIL

What are the Growth & Income Fund's objectives, principal investment strategies, and principal risks?

OBJECTIVES:  The Fund seeks long-term growth of capital and current income.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in dividend-paying common stocks and convertible securities of established domestic and foreign companies. The Fund also invests in corporate bonds to increase the income component of its total return. The strategy of focusing on securities which offer income as well as the potential for capital appreciation is intended to reduce the Fund's volatility relative to the overall stock market while affording potential for long-term total return.

The Fund uses a "bottom-up" approach to selecting investments. This means that the Fund identifies potential investments through fundamental research and analysis and thereafter focuses on broader issues, such as economic trends, interest rates, and industry diversification. The Fund focuses on companies which have solid balance sheets, strong management, relatively consistent earnings growth or potential earnings growth greater than that of the average company included in the S&P 500 Index. The Fund typically sells a security when the reason for holding it is no longer valid, it shows deteriorating fundamentals, or falls short of the manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of the investment, the greater the risk. Here are the principal risks of owning the Growth & Income Fund:

MARKET RISK: Because the Fund primarily invests in common stocks and convertible securities, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While dividend-paying common stocks and convertible securities are expected to hold up better in a declining market than stocks which do not pay dividends, like all stocks they fluctuate in price in response to movements in the overall securities markets, general economic conditions, company-specific developments, and other factors. Moreover, under certain conditions, the dividends paid on these stocks may not be sufficient to provide a significant cushion against price declines. Fluctuations in the prices of these stocks can therefore be substantial. The dividend income received by the Fund will also fluctuate with market conditions. Depending upon market conditions, the Fund may not have sufficient income to pay its shareholders regular dividends. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

The Fund's focus on growth stocks increases the potential volatility of its share price. Growth stocks are stocks of companies which are expected to increase their earnings faster than the overall market. If expectations are not met, the prices of these stocks may decline drastically even if earnings do increase. Investments in growth companies may lack the dividend yield that can cushion stock prices in market downturns.

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds, but BBB-rated bonds may have speculative characteristics as well. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payment of principal and interest.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses.

                      Who manages the Growth & Income Fund?

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Fund. Its address is 95 Wall Street, New York, NY 10005. It currently serves as investment adviser to 51 mutual funds or series of funds with total net assets of approximately $5 billion. FIMCO supervises all aspects of the Fund's operations and determines the Fund's portfolio transactions. For the fiscal year ended September 30, 1998, FIMCO received advisory fees of 0.75% of the Fund's average daily net assets.

Dennis T. Fitzpatrick serves as Portfolio Manager of the Fund. Mr. Fitzpatrick has been a member of FIMCO's investment management team since October 1995. During 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. From 1988 to 1995, he was Northeast Surety Manager at American International Group.

In addition to the investment risks of the Year 2000 which are discussed above, the ability of FIMCO and its affiliates to price the Fund's shares, process purchase and redemption orders, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. Additionally, because the services provided by FIMCO and its affiliates depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of such third party computer systems to deal with the Year 2000 may have a negative effect on the services provided to the Fund. FIMCO and its affiliates are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Fund's other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. Nor can the Fund estimate the extent of any impact.

                            BUYING AND SELLING SHARES

                  How and when does the Fund price its shares?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Standard Time ("E.S.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, the Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund.


                              How do I buy shares?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we offer automatic investment plans that allow you to open a Fund account with as little as $50. You also may open certain retirement plan accounts with as little as $500 even without an automatic investment plan. Subsequent investments may be made in any amount.

If we receive your application or order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, NJ office by 5 p.m., E.S.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

You can arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.


                      Which class of shares is best for me?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is put to work from the outset.

Class A shares of the Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

                                 Class A Shares

Your investment              Sales Charge as a percentage of
                             -------------------------------
                        offering price        net amount invested

Less than $25,000            6.25%                 6.67%
$25,000-$49,999              5.75                  6.10
$50,000-$99,999              5.50                  5.82
$100,000-$249,999            4.50                  4.71
$250,000-$499,999            3.50                  3.63
$500,000-$999,999            2.50                  2.56
$1,000,000 or more              0*                    0*

*If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.


                                 Class B Shares

     Year of Redemption                   CDSC as a Percentage of Purchase Price
     ------------------                     or NAV at Redemption
                                            --------------------

     Within the 1st or 2nd year...........          4%
     Within the 3rd or 4th year...........          3
     In the 5th year......................          2
     In the 6th year......................          1
     Within the 7th year and 8th year.....          0

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

The Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to .30% on Class A shares and 1.00% on Class B shares. No more than .25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment and over time may cost you more than paying the initial sales charge for Class A shares.

FOR ACTUAL PAST EXPENSES OF CLASS A AND CLASS B SHARES, SEE THE SECTION ENTITLED "WHAT ARE THE FEES AND EXPENSES OF THE FUND?" IN THIS PROSPECTUS.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

                              How do I sell shares?

You may redeem your Fund shares on any day the Fund is open for business by:

     o Contacting your Representative who will place a redemption order for you;

     o Sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, NJ 07095-1198;

     o Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

     o Instructing us to make an electronic transfer to a predesignated bank (if you have completed an application authorizing such transfers).

Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared. This may take up to 15 days from the date of your purchase. You may not redeem shares by telephone or Electronic Fund Transfer unless you have owned the shares for at least 15 days.

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

     Can I exchange my shares for the shares of other First Investors Funds?

You may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

The Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved, and the background of the shareholder or dealer involved. The Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

To the extent that it has net investment income, the Fund will declare and pay dividends from net investment income on a quarterly basis. Any net realized capital gain will be declared and distributed on an annual basis, usually after the end of the Fund's fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional shares of the Fund. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in the Fund. If any correspondence sent by the Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in the Fund. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution paid on a class of shares will only be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                                What about taxes?

Any dividends or capital gain distributions paid by the Fund are taxable to you unless you hold your shares in an individual retirement account ("IRA"), 403(b) account, or 401(k) account, or other tax-deferred account. Dividends (including distributions of net short-term capital gains) are taxable to you as ordinary income. Capital gain distributions (essentially, distributions of net long-term capital gains) by the Fund are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares may be a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

How do I obtain a complete explanation of all account privileges and policies?

The Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.




           -------------------------------------------------------------------------------------------------------
                                                    PER SHARE DATA
           -------------------------------------------------------------------------------------------------------
             INCOME FROM INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS FROM
             ---------------------------------                    -----------------------

                                             NET REALIZED AND
                       NET ASSET    NET        UNREALIZED GAIN    TOTAL FROM     NET       NET
                        VALUE     INVESTMENT     (LOSS) ON        INVESTMENT  INVESTMENT  REALIZED   TOTAL
                        -----      INCOME       INVESTMENTS       OPERATIONS    INCOME     GAIN    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUND
--------------------
CLASS A
-------
11/1/93-10/31/94.....  $ 6.56      $.13           $ .11              $ .24         $.11     $--       $.11
11/1/94-10/31/95.....    6.69       .16            1.13               1.29          .17      --        .17
11/1/95-10/31/96.....    7.81       .10            1.60               1.70          .12      --        .12
11/1/96-10/31/97.....    9.39       .06            2.36               2.42          .06     .16        .22
11/1/97-09/30/98.....   11.59       .05             .97               1.02          .03     .27        .30

CLASS B
-------
1/12/95*-10/31/95....    6.43       .08            1.38               1.46          .11      --        .11
11/1/95-10/31/96.....    7.78       .07            1.55               1.62          .07      --        .07
11/1/96-10/31/97.....    9.33        --            2.32               2.32          .01     .16        .17
11/1/97-09/30/98.....   11.48      (.01)            .94                .93           --     .27        .27

  * Date Class B shares were first offered.
 ** Calculated without sales charges.
  + Annualized.
 ++ Net of expenses waived or assumed.




 -------------------------------------------------------------------------------------------
                  R A T I O S / S U P P L E M E N T A L D A T A
 -------------------------------------------------------------------------------------------
                                                  RATIO TO AVERAGE NET
                       RATIO TO AVERAGE NET      ASSET BEFORE EXPENSES
                              ASSETS++            WAIVED OR ASSUMED
                              --------           ---------------------

 NET ASSET                                         NET                   NET      PORTFOLIO
  VALUE       TOTAL      NET ASSETS             INVESTMENT            INVESTMENT   TURNOVER
   END       RETURN**  END OF PERIOD  EXPENSES   INCOME     EXPENSES    INCOME      RATE
 OF PERIOD     (%)     (IN MILLIONS)    (%)        (%)        (%)         (%)        (%)
--------------------------------------------------------------------------------------------


   $ 6.69      3.67         $ 34        .67        2.26        1.83       1.11         6
     7.81     19.51           63        .98        2.34        1.59       1.74        19
     9.39     21.82          112       1.31        1.20        1.49       1.02        25
    11.59     26.20          194       1.39         .55        1.43        .51        28
    12.31      8.84          258       1.39+        .47+       N/A         N/A        36

     7.78     22.73            4       1.90+       2.23+       2.61+      1.52+       19
     9.33     20.92           12       2.03         .48        2.19        .31        25
    11.48     25.23           27       2.09        (.15)       2.13       (.19)       28
    12.14      8.19           43       2.09+       (.23)+      N/A         N/A        36


[FIRST INVESTORS LOGO]

GROWTH & INCOME FUND

For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this prospectus.

SHAREHOLDER MANUAL: The Shareholder Manual provides more detailed information about the purchase, redemption and sale of Fund shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Fund by contacting the Fund at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

You can review and copy information about the Fund for a fee (including the Fund's reports, Shareholder Manual and SAI) at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. You can also send your request and a duplicating fee to the Public Reference Room of the SEC, Washington, DC 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.

                                 (Investment Company Act File No.
                                 First  Investors  Growth & Income Fund 811-6618